Selected Unaudited Pro Forma Condensed Combined Financial Statements of Middleby
On December 31, 2012, The Middleby Corporation (“Middleby” or the “company') completed the acquisition of Viking Range Corporation ("Viking"). The following selected unaudited pro forma condensed combined financial statements are designed to show how the acquisition of Viking by Middleby might have affected the historical financial data of Middleby, giving effect to the acquisition as if it had been consummated at an earlier date. The following selected unaudited pro forma condensed combined financial statements give effect to the acquisition as if it had been completed on September 29, 2012, with respect to the pro forma balance sheet, and as of January 2, 2011 (the first day of Middleby's fiscal year 2011), with respect to the pro forma statement of earnings. The historical financial statements have been adjusted to give effect to pro forma events that are directly attributable to the acquisition, factually supportable, and expected to have a continuing impact of the combined results.
The following selected unaudited pro forma condensed combined financial statements were prepared using the purchase method of accounting with Middleby treated as the acquiring entity and reflect adjustments, which are based upon preliminary estimates, to allocate the estimated purchase price to Vikings's assets acquired and liabilities assumed. The purchase price allocation reflected herein is preliminary insofar as the final allocation will be based upon the actual purchase price, including transaction costs and the actual assets acquired and liabilities assumed of Viking as of the date of the completion of the acquisition. The excess of the purchase price over the estimated fair values of Viking's assets acquired and liabilities assumed is recorded as other identifiable intangible assets and goodwill. Additionally, Middleby has yet to complete the detailed valuation studies necessary to finalize the purchase price allocation and identify any necessary conforming accounting policy changes for Viking. Accordingly, the final purchase price allocation, which will be determined subsequent to the closing of the acquisition, may differ materially from the preliminary allocation included in this section, although these amounts represent Middleby management's best estimates as of the date of this document.
Preparation of the unaudited pro forma condensed combined financial statements was based on estimates and assumptions deemed appropriate by Middleby's management. The pro forma adjustments and certain other assumptions are described in the accompanying notes. The pro forma condensed combined financial statements are unaudited and are presented for illustrative purposes only. The unaudited pro forma condensed combined financial statements are not necessarily indicative of the financial condition or results of operations that actually would have been realized had the acquisition been competed on the dates indicated above. In addition, the following unaudited pro forma financial statements do not purport to project the future financial condition or results of operations of the combined company. Middleby management has not completed an evaluation of Viking's accounting policies and practices to determine if they conform to Middleby's accounting policies and practices. Any changes identified by management may impact the future combined results of operations of Middleby and Viking. The pro forma financial information does not include the effects of expected operating synergies and cost savings related to the acquisition. The pro forma financial information also does not include costs for integrating Viking and Middleby.

UNAUDITED PRO FORMA CONDENSED COMBINED
BALANCE SHEETS
(in thousands)

	Middleby Sep 29, 2012	Viking Sep 30, 2012	Pro Forma Adjustments for the Acquisition		Pro Forma for the Acquisition
ASSETS
Current assets:
Cash and cash equivalents	$35,105	$2,924	$—		$38,029
Accounts receivable, net	145,109	24,801	—		169,910
Inventories, net	147,021	18,676	115	(a)	165,812
Prepaid expenses and other	20,200	4,579	—		24,779
Current deferred taxes	37,119	—			37,119
Total current assets	384,554	50,980	115		435,649
Property, plant and equipment, net	64,042	80,951	(19,976)	(b)	125,017
Goodwill	505,183	7,859	171,769	(c)	684,811
Other intangibles	230,062	—	152,500	(d)	382,562
Other assets	10,161	1,455	—		11,616
Total assets	$1,194,002	$141,245	$304,408		$1,639,655

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Current maturities of long-term debt	$3,409	$62,876	$(62,876)	(e)	$3,409
Accounts payable	74,101	17,292	—		91,393
Accrued expenses	155,862	33,752	—		189,614
Total current liabilities	233,372	113,920	(62,876)		284,416
Long-term debt	265,905	102,917	276,819	(f)	645,641
Long-term deferred tax liability	36,820	—	—		36,820
Other non-current liabilities	51,722	14,254	—		65,976
Stockholders' equity:
Preferred stock, $0.01 par value; none issued	—	—	—		—
Common stock, $0.01 par value, 23,438,287 and 23,093,338 shares issued in 2012 and 2011, respectively	140	1,975	(1,975)	(g)	140
Paid-in capital	225,876	3,825	(3,825)	(h)	225,876
Treasury stock at cost; 4,635,515 and 4,437,428 shares in 2012 and 2011, respectively	(142,667)	—	—		(142,667)
Retained earnings	538,635	(92,389)	92,389	(i)	538,635
Accumulated other comprehensive loss	(15,801)	280	(280)	(j)	(15,801)
Non-controlling interest in consolidated entities	—	619	—		619
Shareholder note receivable	—	(4,156)	4,156	(k)	—

Total stockholders' equity	606,183	(89,846)	90,465		606,802

Total liabilities and stockholders' equity	$1,194,002	$141,245	$304,408		$1,639,655

UNAUDITED PRO FORMA CONDENSED COMBINED
STATEMENTS OF EARNINGS
(in thousands, except per share data)

	Middleby Sep 29, 2012	Viking Sep 30, 2012	Pro Forma Adjustments for the Acquisition		Pro Forma for the Acquisition

Net sales	$746,562	$159,368	$14,302	(l)	$920,232
Cost of sales	456,818	112,723	14,486	(m)	584,027
Gross profit	289,744	46,645	(184)		336,205

Selling, general and administrative	—	47,303	(47,303)	(n)	—
Selling and distribution expenses	79,414	—	34,292	(o)	113,706
General and administrative expenses	80,903	—	22,560	(p)	103,463
Restructuring	—	5,530	(5,530)	(q)	—
Income (loss) from operations	129,427	(6,188)	(4,203)		119,036

Interest expense and deferred financing amortization, net	7,046	9,368	(389)	(r)	16,025
Other expense, net	3,652	—	(5)	(s)	3,647
Earnings (loss) before income taxes	118,729	(15,556)	(3,809)		99,364

Provision (benefit) for income taxes	35,820	80	(7,010)	(t)	28,890
Net earnings from continuing operations	82,909	$(15,636)	$3,201		$70,474

Loss from operations of discontinued businesses	—	(1,529)	$1,529	(u)	$—
Net earnings (loss) before income from non-controlling interest	82,909	(17,165)	$4,730		$70,474

Net income (loss) attributable to non-controlling interest	—	(257)	$—		$(257)
Net earnings (loss)	$82,909	$(17,422)	$4,730		$70,217

Net earnings (loss) per share:
Basic	$4.55				$3.85
Diluted	$4.47				$3.79

Weighted average number of shares
Basic	18,237				18,237
Diluted	18,539				18,539

The accompanying Notes to Pro Forma Condensed Combined Financial Statements
are an integral part of these statements.

UNAUDITED PRO FORMA CONDENSED COMBINED
STATEMENTS OF EARNINGS
(in thousands, except per share data)

	Middleby Dec 31, 2011	Viking Dec 31, 2011	Pro Forma Adjustments for the Acquisition		Pro Forma for the Acquisition

Net sales	$855,907	$192,135	$27,236	(l)	$1,075,278
Cost of sales	511,770	122,060	23,996	(m)	657,826
Gross profit	344,137	70,075	3,240		417,452

Selling, general and administrative	—	71,570	(71,570)	(n)	—
Selling and distribution expenses	91,113	—	60,741	(o)	151,854
General and administrative expenses	104,314	—	28,491	(p)	132,805
Restructuring	—	3,578	(3,578)	(q)	—
Income (loss) from operations	148,710	(5,073)	(10,844)		132,793

Interest expense and deferred financing amortization, net	8,503	10,855	(2,827)	(r)	16,531
Other expense, net	(241)	—	13	(s)	(228)
Earnings (loss) before income taxes	140,448	(15,928)	(8,030)		116,490

Provision (benefit) for income taxes	44,975	420	(9,093)	(t)	36,302
Net earnings from continuing operations	95,473	$(16,348)	$1,063		$80,188

Loss from operations of discontinued businesses	—	(5,797)	$5,797	(u)	$—
Net earnings (loss) before income from non-controlling interest	95,473	(22,145)	$6,860		$80,188

Net income (loss) attributable to non-controlling interest	—	(523)	$—		$(523)
Net earnings (loss)	$95,473	$(22,668)	$6,860		$79,665

Net earnings (loss) per share:
Basic	$5.30				$4.43
Diluted	$5.15				$4.30

Weighted average number of shares
Basic	17,998				17,998
Diluted	18,534				18,534

NOTES TO PRO FORMA
COMBINED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

(1)    PURCHASE PRICE

On December 31, 2012, The Middleby Corporation ("Middleby" or the "company") completed its acquisition of Viking Range Corporation ("Viking").

The estimated fair values of assets acquired and liabilities assumed are based on preliminary valuation. The final valuation and related allocation of the purchase price at the closing of the acquisition may be materially different from the allocation based on this preliminary valuation.

Preliminary calculation of the allocation of the purchase price to the estimated fair value of net assets acquired and liabilities assumed.

Cash	$379,736
Less: Cash acquired	(2,924)

Total purchase price	$376,812

Preliminary estimated net assets acquired and liabilities assumed:

Estimated
Fair Value
Current assets	$48,171
Property, plant & equipment	60,975
Other assets	1,455
Goodwill	179,628
Other intangibles	152,500
Current liabilities	(51,044)
Other non-current liabilities	(14,873)

Total net assets acquired and liabilities assumed	$376,812

Preliminary estimated intangible assets acquired:

		Estimated
	Estimated	Amortizable
	Fair Value	Life
Trade name	$100,000	Indefinite
Customer relationships	50,000	5 years
Backlog	2,500	3 months

	$152,500

(2)    PRO FORMA ADJUSTMENTS

Balance Sheet

(a)
Reflects the estimated valuation of Viking's inventory to fair value of $115 which is expected to turn out of inventory and impact cost of goods sold in the first 90 days following the completion of the acquisition

(b)
Represents the preliminary estimated valuation of Viking's property, plant & equipment to fair value at time of acquisition of $(19,976). This estimate is subject to the completion of the final valuation and is subject to change.

(c)	Represents the addition of $179,628 in goodwill arising from Middleby's acquisition of Viking.

(d)
Represents the estimated addition of $152,500 in other intangibles based on preliminary valuation arising from Middleby's acquisition of Viking. The other intangibles addition arising from the acquisition of Viking include $100,000 to the trade name, $50,000 to customer relationships and $2,500 to backlog. Customer relationships and backlog will be amortized using straight line method over a period of 5 years and 3 months, respectively.

(e)	Represents the elimination of Viking current portion of debt financing of $62,876 which will be repaid at closing.

(f)	Reflects $379,736 of cash paid at closing, net of the repayment of Viking long term debt financing of $102,917 which will be repaid at closing.

(g)	Represents the elimination of Viking common stock of $1,975.

(h)	Represents the elimination of Viking historical paid in capital of $3,825.

(i)	Represents the elimination of the accumulated deficit of Viking of $92,389.

(j)	Represents the elimination of Viking other comprehensive income of $280.

(k)	Represents the elimination of Viking shareholder note receivable of $4,156 which will be repaid at closing.

Income Statement

(l)	Reflects the reclassification of Viking expenses related to discontinuing operations to continuing operations of $14,302 for the combined nine month period.

Reflects the reclassification of Viking expenses related to discontinuing operations to continuing operations of $27,236 for the combined twelve month period.

(m)
Reflects the reclassification of Viking expenses related to discontinuing operations to continuing operations of $17,054 and a reduction of depreciation expense of $2,568 related to the preliminary estimate of fixed assets to fair value for the combined nine month period.

Reflects the reclassification of Viking expenses related to discontinuing operations to continuing operations of $28,014 and a reduction of depreciation expense of $4,018 related to the preliminary estimate of fixed assets to fair value for the combined twelve month period.

(n)
Reflects the reclassification of Viking expenses related to discontinuing operations to continuing operations of $3,793 and the reclassification of certain Viking selling, general and administrative expenses to selling expenses of $43,510 for the combined nine month period.

Reflects the reclassification of Viking expenses related to discontinuing operations to continuing operations of $5,007 and the reclassification of certain Viking selling, general and administrative expenses to selling expenses of $76,577 for the combined twelve month period.

(o)	Reflects the reclassification of Viking expenses historically reported in combined selling, general and administrative expenses of $34,292 for the combined nine month period.

Reflects the reclassification of Viking expenses historically reported in combined selling, general and administrative expenses of $60,741 for the combined nine month period.

(p)
Reflects the reclassification of Viking expenses historically reported in combined selling, general and administrative and restructuring expenses of $14,748, the addition of intangible amortization expense of $10,000 related to the estimated intangible valuation and a reduction of depreciation expense of $2,188 related to the preliminary estimate of fixed assets to fair value for the combined nine month period.

Reflects the reclassification of Viking expenses historically reported in combined selling, general and administrative and restructuring expenses of $19,414 the addition of intangible amortization expense of $12,500 related to the estimated intangible valuation and a reduction of depreciation expense of $3,423 related to the preliminary estimate of fixed assets to fair value for the combined twelve month period.

(q)	Reflects the reclassification of Viking restructuring charges to General and Administrative expenses of $5,530 for the nine month period.

Reflects the reclassification of Viking restructuring charges to General and Administrative expenses of $3,578 for the twelve month period.

(r)
Reflects the elimination of Viking interest expense of $9,368, the addition of Middleby interest expense of $6,404 related to increased debt borrowings at an estimated weighted average rate of 1.84% for the nine month period.

Reflects the elimination of Viking interest expense of $10,855 and the addition of Middleby interest expense of $8,028 related to increased debt borrowings at an estimated weighted average rate of 1.84% for the twelve month period.

(s)	Reflects the reclassification of Viking expenses related to discontinuing operations to continuing operations of $5 for the combined nine month period.

Reflects the reclassification of Viking expenses related to discontinuing operations to continuing operations of $13 for the combined twelve month period.

(t)
Reflects the net reduction of $7,010 to the tax provision resulting from the tax impact of the pro forma changes to pre-tax income as described in notes (a) through (s) for the combined nine month period utilizing a combined estimated statutory rate of 36.2% and the estimated benefit Middleby will have on Viking's historical pretax loss which previously had passed through to Viking shareholders due to the S-Corp status of Viking.

Reflects the net reduction of $9,093 to the tax provision resulting from the tax impact of the pro forma changes to pre-tax income as described in notes (a) through (s) for the combined twelve month period utilizing a combined estimated statutory rate of 36.2% and the estimated benefit Middleby will have on Viking's historical pretax loss which previously had passed through to Viking shareholders due to the S-Corp status of Viking.

(u)	Reflects the reclassification of Viking expenses related to discontinuing operations to continuing operations for $1,529 for the combined nine month period.

Reflects the reclassification of Viking expenses related to discontinuing operations to continuing operations for $5,797 for the combined twelve month period.